SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of

                  The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): May 26,1995

                          CHYRON CORPORATION
        (Exact name of registrant as specified in its charter)

      New York              1-9014             11-2117385
   (State or other       (Commission        (I.R.S. Employer
  of incorporation)      File Number)      Identification No.)


                              5 Hub Drive
                       Melville, New York 11747
                         (516) 845-2000
       (Address and zip code of principal executive offices and Registrant's telephone including zip code)


                            Not Applicable
     (Former name or former address, if changed since last report)







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                     Exhibits Index is on Page 10
  Chyron Corporation                Commission File No. 1-9014
  Form 8-K


  Item 1.  Changes in Control of Registrant

       (a)  Not applicable.

       (b)  As of May 25, 1995, Sepa Technologies Ltd.,
            Co. (hereinafter "Sepa") owns 14,000,000 shares of common stock, par value $0.01 per share,(hereinafter "Common Stock") of Chyron
            Corporation (hereinafter "Registrant"). In addition, Sepa owns all of the issued and outstanding shares of stock of Pesa
            Electronica, S.A., a Spanish corporation, which in turn owns all of the issued and outstanding shares of stock of Pesa, Inc., a Delaware corporation (hereinafter "Pesa").
            Pesa owns 59,414,732 shares of Common Stock, over which Sepa has ultimate voting and investment control. As of May 1995, there are issued and outstanding 87,460,479 shares of Common Stock. Accordingly, as of May 25,
            1995 Sepa in the aggregate beneficially
            owns 73,414,732 of these issued and
            outstanding shares, comprising approximately
            84% of the issued and outstanding shares of Common Stock of the Registrant.

            Pursuant to the agreements in principle
            executed by Pesa and Sepa with the MWW Group on May 11 and May 12, 1995, Pesa and Sepa each separately executed on May 27, 1995 a Stock Purchase Agreement(hereinafter collectively "Stock Purchase Agreements") pursuant to which (i) Pesa on May 26th sold
            10,000,000 shares of Common Stock to CC
            Acquisition Company A, L.L.C. (an affiliate of the MWW Group)(hereinafter "Acquisition
            Company A"), and (ii) at the closing thereof
            Pesa and Sepa in the aggregate will sell an additional 25,000,000 shares of Common Stock to Acquisition Company A and 29,414,732 shares of Common Stock to CC Acquisition
            Company B, L.L.C. (an affiliate of MWW
            Group) (hereinafter "Acquisition Company B").
            Total consideration will amount to

                             Page 2 of 10
  Chyron Corporation                 Commission File No. 1-9014
  Form 8-K

            $32,319,071.36, payable in part in cash
            and in part in installments over a 47-month period. The sole remedy for failure to make an installment payment is the return to Pesa of those shares of Common Stock relating to such payment. Copies of the Stock Purchase
            Agreements are attached as Exhibits 1 and 2, respectively, to the Third Amendment of
            Schedule 13D of Sepa Technologies, Ltd., Co., dated May 26, 1995 and filed June 1, 1995, and are incorporated herein by reference.

            Immediately prior to execution of the
            Stock Purchase Agreements, the Board of
            Directors of the Registrant unanimously
            approved the Stock Purchase Agreements
            and elected Michael Wellesley-Wesley,
            Vice President of Acquisition Company A
            and of Acquisition Company B, as a member of the Board.

            The Stock Purchase Agreements provided
            that until the "Release Time" (as that
            term is defined therein), Sepa and Pesa
            must vote their shares of Common Stock
            against (i) any merger, consolidation,
            reorganization, other business combination or capitalization involving the
            Registrant, (ii) any sale of assets of the Registrant,(iii) any stock split, stock dividend or reverse stock split relating to any class or series of the Registrant's stock, (iv) any issuance of any shares of capital stock of the Registrant, any option, warrant or other right calling for the issuance of any such shares of capital stock or any security convertible into or exchangeable for any such shares of capital stock, (v) any authorization of any other class or series of stock of the Registrant, (vi) the amendment of the certificate of incorporation (or other charter document) on the by-laws of the Registrant, or (vii) any other proposition the effect which may be to prohibit,

                             Page 3 of 10
            restrict, or delay materially the
            consummation of any of the transactions
            contemplated by the Stock Purchase
            Agreements or to impair materially the
            consummation of any of the transactions
            contemplated by the Stock Purchase
            Agreements or to impair materially the
            contemplated benefits to Acquisition
            Company A and Acquisition Company B of
            the transactions contemplated by the
            Stock Purchase Agreements.

            Furthermore, the Stock Purchase
            Agreements provide that until the
            Release Time, Sepa and Pesa must use
            their best efforts to prevent the
            Registrant from granting any stock
            options under the Chyron Corporation
            1995 Long-Term Incentive Plan.

            The term "Release Time" is defined
            to mean the earlier to occur of
            (i) closing of the Stock Purchase
            Agreements, (ii) the rightful termination of the Stock Purchase Agreements by Sepa and Pesa,(iii) the abandonment of the Stock Purchase Agreements by the parties, or (iv) September 30, 1995.

            Closing on the Stock Purchase Agreements is contingent upon, among other things,
            (i) the receipt of the requisite
            governmental, judicial, corporate and
            third-person approvals, and (ii) the
            resignation of Sepa's and Pesa's
            representatives on the Board of Directors of the Registrant and the election thereto of Acquisition Company A's and Acquisition B's representatives, thereby resulting in their obtaining control of the Board. Closing is scheduled to take place on or before July 17, 1995, or at such other time or date as the parties may mutually agree, but in no event later than September 30, 1995.




                             Page 4 of 10
  Chyron Corporation                Commission File No. 1-9014
  Form 8-K


            In the event that the Stock Purchase
            Agreements were to close, (i) Acquisition
            Company A, and Acquisition Company B
            would in the aggregate own 64,414,732
            shares of Common Stock, which would
            represent approximately 73.6% of the
            issued and outstanding shares of Common
            Stock; (ii) Sepa would own 9,000,000
            shares of Common Stock, which would
            represent approximately 10.3%; and
            (iii) Pesa would own no shares of Common
            Stock.

            Furthermore, the Sepa Stock Purchase
            Agreement provides that upon closing,
            (i) Sepa will agree to vote its remaining
            9,000,000 shares of Common Stock in
            accordance with the direction of
            Acquisition Company A and in furtherance thereof will deliver at the closing to Acquisition Company A its proxy relating to the voting of such Common Stock; and
            (ii) Sepa will agree not to sell or
            otherwise dispose of its remaining
            9,000,000 shares of Common Stock except
            (A) to an "Affiliate" of Sepa (as that
            term is defined in the Stock Purchase
            Agreement), (B) subject to Acquisition
            Company A's right of first refusal, or
            (C) pursuant to certain permitted sales
            under Rule 144 promulgated under the
            Securities Act of 1933, as amended,
            provided that Sepa may not make any
            such Rule 144 sales during the two-year
            period following the closing and further provided that the annual aggregate amount of shares sold by Sepa pursuant to Rule
            144 does not exceed 500,000 shares.

  Item 2.   Acquisition or Disposition of Assets

  Not applicable.



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  Chyron Corporation                 Commission File No. 1-9014
  Form 8-K


  Item 3.   Bankruptcy or Receivership

  Not applicable.

  Item 4.   Changes in Registrant's Certifying Accountant

  Not applicable.

  Item 5.   Other Events

  The Sepa Stock Purchase Agreement provides that (a) Acquisition Company A will not take any action to cancel the Management Agreement between Sepa and the Registrant prior to December 31, 1997, (b) the management fees payable thereunder will be subject to an annual limit of $1.5 million, and (c) the parties will negotiate in good faith the modification of certain terms of said agreement in order to provide for the deferral of payments (upon payment of interest thereon) to Sepa thereunder in light of the cash flow of the Registrant.

  The Pesa Stock Purchase Agreement further provides that the Registrant and Acquisition Company A will enter into a registration rights agreement with regard to the 10,000,000 shares acquired by Acquisition Company A on May 26, 1995. This agreement provides, among other things, for one demand registration right and unlimited piggy-back registration rights with regard to said shares if the Stock Purchase Agreements were not to close or if certain registration rights held by Pesa with regard to 10,000,000 of its remaining shares of Common Stock are not transferred to Acquisition Company A. The Registrant executed such agreement on May 26, 1995. A copy of this agreement is attached as Exhibit C to the Schedule 13D of CC Acquisition Company A, L.L.C., CC Acquisition Company B, L.L.C., Allan R. Tessler and Michael Wellesley-Wesley, dated May 26, 1995 and filed June 2, 1995, and is incorporated herein by reference.

  Item 6.   Registrations of Registrant's Directors

  Not applicable.





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  Chyron Corporation                 Commission File No. 1-9014
  Form 8-K


  Item 7.  Financial Statements, Pro Forma Financial
           Information and Exhibits

           (a)  Financial Statements of Businesses Acquired

                Not applicable.

           (b)  Pro Forma Financial Information

                Not applicable.

           (c)  Exhibits

           The following exhibits are being filed as part of this report:

           Exhibit 2(a) - Stock Purchase Agreement by and
                          among CC Acquisition Company A,
                          L.L.C., CC Acquisition Company B,
                          L.L.C., and Pesa, Inc., dated
                          May 26, 1995, incorporated by
                          reference to Exhibit 1 to the
                          Third Amendment of Schedule 13D
                          of Sepa Technologies Ltd., Co.,
                          dated May 26, 1995 and filed
                          June 1, 1995.

           Exhibit 2(b) - Stock Purchase Agreement by and
                          among CC Acquisition Company A,
                          L.L.C., Sepa Technologies Ltd.,
                          Co., and John A. Servizio,
                          dated May 26, 1995, incorporated
                          by reference to Exhibit 2 to the
                          Third Amendment of Schedule 13D
                          of Sepa Technologies Ltd., Co.,
                          dated May 26, 1995 and filed
                          June 1, 1995.








                               Page 7 of 10
Chyron Corporation

  Commission File No. 1-9014
  Form 8-K


           Exhibit 4    - Registration Rights Agreement by
                          and between Chyron Corporation and
                          CC Acquisition Company A, L.L.C.,
                          dated May 26, 1995, incorporated
                          by reference to Exhibit C to the
                          Schedule 13D of CC Acquisition
                          Company A, L.L.C., CC Acquisition
                          Company B, L.L.C., Allan R.
                          Tessler and Michael Wellesley-Wesley,
                          dated May 26, 1995 and filed June 2,
                          1995.

  Item 8.   Change in Fiscal Year

  Not applicable.






























                             Page 8 of 10
  Chyron Corporation                Commission File No. 1-9014
  Form 8-K




                               SIGNATURE

          Pursuant to the requirements of the Securities
  Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CHYRON CORPORATION
                                           (Registrant)



  Date: _________________          By:     Mark C. Gray
                                           Mark C. Gray
                                       President and Chief
                                        Operating Officer























                             Page 9 of 10


  Chyron Corporation               Commission File No. 1-9014
  Form 8-K



                             EXHIBIT INDEX


  DOCUMENT

  Exhibits:                                                Page

  Exhibit 2(a)  Stock Purchase Agreement by and among
                CC Acquisition Company A, L.L.C., CC
                Acquisition Company B, L.L.C., and Pesa,
                Inc., dated May 26, 1995, incorporated
                by reference to Exhibit 1 to the Third
                Amendment of Schedule 13D of Sepa
                Technologies Ltd., Co., dated May 26,
                1995 and filed June 1, 1995 ..............  ***

  Exhibit 2(b)  Stock Purchase Agreement by and among
                CC Acquisition Company A, L.L.C., Sepa
                Technologies Ltd., Co., and John A.
                Servizio, dated May 26, 1995,
                incorporated by reference to Exhibit 2
                to the Third Amendment of Schedule 13D
                of Sepa Technologies Ltd., Co., dated
                May 26, 1995 and filed June 1, 1995.......  ***

  Exhibit 4     Registration Rights Agreement by and
                between Chyron Corporation and CC
                Acquisition Company A, L.L.C., dated
                May 26, 1995, incorporated by reference
                to Exhibit C to the Schedule 13D of CC
                Acquisition Company A, L.L.C., CC
                Acquisition Company B, L.L.C., Allan R.
                Tessler and Michael Wellesley-Wesley,
                dated May 26, 1995 and filed June 2, 1995.  ***










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